UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Additional Materials
☐	Soliciting Materials Under Rule 14a-12

LOGISTICAL SUPPORT, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LOGISTICAL SUPPORT, INC.
20433 Nordhoff Street
Chatsworth, California 91311

December 8, 2008

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of Logistical Support, Inc. (the “Company”) to be held at 10:00 A.M. local time on December 30, 2008, at Suite 1600, 1801 Century Park East, Los Angeles, California 90067.

As more fully described in the attached notice of special meeting and the accompanying proxy statement, at the special meeting, our shareholders will consider and vote to elect three directors to our Company’s Board of Directors (the “Board”).

Whether or not you plan to attend the special meeting, please submit your proxy to ensure your representation.

The Board of Directors recommends that you vote “FOR” the proposal presented in this proxy statement. You may attend the special meeting and vote in person even if you have submitted your proxy.

Sincerely,

Bruce Littell
Chief Executive Officer

LOGISTICAL SUPPORT, INC.
20433 Nordhoff Street
Chatsworth, California 91311

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 30, 2008

Notice is hereby given that a special meeting of the shareholders of Logistical Support, Inc., in lieu of the annual meeting of shareholders, will be held at 10:00 A.M. local time on December 30, 2008, at Suite 1600, 1801 Century Park East, Los Angeles, California 90067, for the purpose of considering and voting:

•	to elect three directors to our Board of Directors; and

•	to transact any other business as may properly come before the meeting or at any adjournment thereof.

We have fixed the close of business on November 14, 2008, as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. Only our shareholders of record at the close of business on that date will be entitled to notice of and to vote at the special meeting or any adjournments or postponements thereof. This notice of special meeting and the accompanying proxy statement and proxy card are being sent to shareholders on or about December 8, 2008.

By Order of the Board of Directors,

BRUCE LITTELL
Chief Executive Officer

December 8, 2008

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO ENSURE THAT YOUR SHARES ARE VOTED, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IF GIVEN, YOU MAY REVOKE YOUR PROXY BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT.

TABLE OF CONTENTS

PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND SPECIAL MEETING	2
PROPOSAL I – ELECTION OF DIRECTORS	4
INDEPENDENT PUBLIC ACCOUNTANTS	5
SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANAGEMENT	6
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT	7
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION	12
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.	15
SHAREHOLDER PROPOSALS FOR NEXT YEAR	15
OTHER MATTERS	16
FORWARD LOOKING STATEMENTS	16
WHERE YOU CAN FIND MORE INFORMATION	16
APPENDIX A - PROXY

i

Introductory Comment

Throughout this proxy statement, the terms “we,” “us,” “our,” and “the Company” refer to Logistical Support, Inc., a Utah corporation, and, unless the context indicates otherwise, also includes our wholly owned subsidiary, Logistical Support, LLC.

LOGISTICAL SUPPORT, INC.
20433 Nordhoff Street
Chatsworth, California 91311

PROXY STATEMENT

Special Meeting Of Shareholders To Be Held On December 30, 2008

The Special Meeting

This proxy statement is being furnished to the shareholders of Logistical Support, Inc.,a Utah corporation (“we,” “us,” “our,” or the “Company”), in connection with the solicitation of proxies by our Board of Directors for use at the special meeting of the shareholders to be held at 10:00 A.M. local time on December 30, 2008, at Suite 1600, 1801 Century Park East, Los Angeles, California 90067, and at any adjournments or postponements thereof.

This Proxy Statement and the accompanying proxy card are first being mailed to our shareholders on or about December 8, 2008.

The purpose of the special meeting is to consider and vote upon the following matters:

•	The election of three directors to our Board of Directors; and

•	to transact any other business as may properly come before the meeting or at any adjournment thereof.

Record Date; Shares Entitled To Vote; Vote Required To Approve The Transaction

The Board of Directors has fixed the close of business on November 14, 2008 (the “Record Date”), as the date for the determination of shareholders entitled to notice of and to vote at the special meeting. On the Record Date, 79,845,000 shares of our common stock, par value $0.001 per share (“Common Stock”) were issued and outstanding, and pursuant to our Bylaws, each outstanding share of Common Stock is entitled to one vote on each matter submitted to vote at a meeting of our shareholders. Shareholders do not have cumulative voting rights.

A majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the special meeting. In the absence of a quorum, the special meeting may be postponed from time to time until shareholders holding the requisite number of shares of our Common Stock are represented in person or by proxy. Broker non-votes and abstentions will be counted towards a quorum at the special meeting, but will not count as votes for or against the proposal. If you return the attached proxy card with no voting decision indicated, the proxy will be voted FOR the approval of all proposals made at the meeting. Each holder of record of shares of our Common Stock is entitled to cast, for each share registered in his or her name, one vote on the proposal described in this proxy statement.

Solicitation, Voting and Revocation Of Proxies

This solicitation of proxies is being made by our Board, and our Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by directors, officers and employees of our Company, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Shares of our Common Stock represented by a proxy properly signed and received at or prior to the special meeting, unless properly revoked, will be voted in accordance with the instructions on the proxy. If a proxy is signed and returned without any voting instructions, shares of our Common Stock represented by the proxy will be voted “FOR” the proposal described in this proxy statement, and in accordance with the determination of the majority of our Board, as to any other matter which may properly come before the special meeting, including any adjournment or postponement thereof. A shareholder may revoke any proxy given pursuant to this solicitation by: (i) delivering to our corporate secretary, prior to or at the special meeting, a written notice revoking the proxy; (ii) delivering to our corporate secretary, at or prior to the special meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the special meeting. Attendance at the special meeting will not, in and of itself, constitute a revocation of a proxy. All written notices of revocation and other communications with respect to the revocation of a proxy should be addressed to:

Logistical Support, Inc.
20433 Nordhoff Street
Chatsworth, California 91311
Attention: Corporate Secretary

Our Board of Directors is not aware of any business to be acted upon at the special meeting other than consideration of the proposal described herein.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND SPECIAL MEETING

Q:	WHAT IS THIS PROXY STATEMENT AND WHY AM I RECEIVING IT?

A:
You are receiving this proxy statement in connection with a special meeting of shareholders called by our Board of Directors in connection with soliciting shareholder votes for the purpose of electing three directors to our Board to serve for a term of one year, and until their respective successors are duly elected and qualified, as more fully described in this proxy statement. You have been sent this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the special meeting of shareholders called for the purpose of voting on the foregoing matters.

Q:	WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A:
The information included in this proxy statement relates to the proposal to be voted on at the special meeting, the voting process, compensation of our directors and most highly paid executive officers, and certain other required information.

Q:	WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING?

A:
Only holders of shares of our Common Stock, as of the Record Date, are entitled to vote at the special meeting. As of November 14, 2008, the Record Date, there were 79,845,000 shares of our Common Stock issued and outstanding, and entitled to notice of and to vote at the special meeting. For all matters each outstanding share of our common stock will be entitled to one vote on each matter. Shareholders do not have cumulative voting rights. Under Utah law, a majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the special meeting. Once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against the proposal, except for the election of directors which is determined by a simple plurality of the votes cast.

Q:	WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

A:
Utah corporate law provides that unless otherwise stipulated in a corporation’s articles of incorporation, directors are elected by a plurality of the votes cast by shares entitled to vote at such election of directors. In addition, applicable Securities and Exchange Commission voting requirements hold that shareholders in an election have two voting choices for the election of directors: "FOR" or "WITHHOLD." You may choose to vote “FOR” or “WITHHOLD” with respect to all of the nominees or any specific nominee(s). Shareholders entitled to vote at the special meeting have the right to cast, in person or proxy, all of the votes to which the shareholder’s shares are entitled for each of the nominees. Under the plurality standard, the only votes that count when director votes are being tabulated are " FOR " votes. "WITHHOLD " votes have no effect. Thus, a director-nominee could be elected by a single " FOR " vote. Unless otherwise instructed on your signed proxy, your shares will be voted “FOR” the election of all three directors. If you do not vote for a particular nominee, or if your broker does not vote your shares of common stock held in “street name,” or if you withhold authority for one or all nominees, your vote will not count either “FOR” or “against” the nominee, although it will be counted for purposes of determining whether there is a quorum present at the meeting.

Q:	DOES OUR BOARD OF DIRECTORS RECOMMEND VOTING “FOR” THE PROPOSAL?

A:	Yes. Our Board of Directors unanimously recommends that our shareholders vote “FOR” the proposal described in this proxy statement.

Q:	WHAT SHOULD I DO NOW?

A:
Send in your proxy card. After reviewing this document and its appendices, indicate on your proxy card how you want to vote, and sign, date, and mail it in the enclosed envelope as soon as possible to ensure that your shares will be represented at the special meeting. If you sign, date, and send in your proxy and do not indicate how you want to vote, your proxy will be voted in favor of each proposal.

Q:	IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, BANK OR OTHER NOMINEE, WILL IT VOTE MY SHARES FOR ME?

A:
No, your broker will not vote your shares if you do not return your proxy card or broker voting instructions. Your broker, bank or other nominee holder will vote your shares only if you provide it with instructions on how to vote. You should instruct your broker, bank or other nominee how to vote your shares. If you sign and send in your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our board of directors (“FOR” the proposal).

Q:	CAN I CHANGE MY MIND AND REVOKE MY PROXY?

A:
Yes. You may revoke your proxy up to the time of the special meeting by taking any of the actions explained under “The Special Meeting--Solicitation, Voting and Revocation of Proxies” on page 1 of this proxy statement, including by giving a written notice of revocation, by signing and delivering a new later-dated proxy, or by attending the special meeting and voting in person.

Q:	CAN I VOTE MY SHARES IN PERSON?

A:
Yes. Even after you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the meeting by (1) delivering a written notice of your revocation to our corporate secretary at our principal executive office, (2) executing and delivering a later dated proxy, or (3) appearing in person at the meeting, filing a written notice of revocation with our corporate secretary and voting in person the shares to which the proxy relates.

Q:	DO I HAVE DISSENTERS’ RIGHTS IN CONNECTION WITH THE PROPOSAL?

A:	No. Under Utah law, “dissenters’ rights” are not available in connection with the election of nominees to a board of directors.

Q.	HOW MAY I REQUEST A SINGLE SET OF PROXY MATERIALS FOR MY HOUSEHOLD?

A:
If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write us at the address above to request delivery of a single copy of these materials.

Q.	WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each Company proxy card and voting instruction card that you receive.

Q.	WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE SPECIAL MEETING?

A:
Other than the proposal described in this proxy statement, we are not aware of any other business to be acted upon at the special meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q.	IS MY VOTE CONFIDENTIAL?

A:
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide on their proxy card written comments, which are then forwarded to Company management.

Q.	WHERE CAN I FIND THE RESULTS OF THE SPECIAL MEETING?

A:
We intend to announce preliminary voting results at the special meeting. If the nominees for directors are elected, as required under SEC rules, we intend to file a Current Report on Form 8-K disclosing the newly elected directors, in which we will also disclose final voting results.

Q.	WHO IS PAYING FOR THIS PROXY SOLICITATION?

A:
Our Board of Directors is making this solicitation, and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

PROPOSAL I – ELECTION OF DIRECTORS

Our Board of Directors currently consists of one member, Bruce Littell, our Chief Executive Officer. The Board of Directors proposes that the following three nominees, one of whom is Bruce Littell, be elected to serve on the Board for a new term of one year and until their successors are duly elected and qualified. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Brent Littell is the son of Bruce Littell, and a beneficiary of the Children’s Trust of 1988. There is no other family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. The affirmative vote of a plurality of the shares of Common Stock represented at the special meeting is required to elect each director.

Name	Age	Position
Bruce Littell	60	Chief Executive Officer and Chairman of the Board
Brent Littell	28	Director Nominee
Richard Fortner	64	Director Nominee

Bruce Littell

Bruce Littell has been our chief executive and accounting officer and a director since the reverse acquisition in 2004. He was an executive officer at Logistical Support, LLC since its inception in 1997. Prior to joining Logistical Support, LLC and its affiliates, he owned and operated various privately held companies in industries including oil and gas, lending and distressed real estate reorganization and asset recovery. Prior to those engagements, Mr. Littell owned his own accounting firm. Mr. Littell worked for Eisner & Lubin in New York City and with Kenneth Leventhal in Los Angeles as a Certified Public Accountant. Mr. Littell is a Certified Public Accountant in California. He holds a Bachelor of Science degree from the New York Institute of Technology, New York and a Masters of Business Administration from Henley Management College, UK.

Brent Littell

Brent Littell previously worked for the Company between 2001 and 2006. During that time, he aided in many facets of our business, ranging from marketing and sales to contract management. From 2006 until present, Brent Littell has worked in the mental health field as a therapist, and holds a B.A. and a Masters degree in Applied Psychology.

Richard Fortner

Richard Fortner has held executive and managerial positions with major players in the aviation industry, including, Sargent Avborne, where he was Group Vice President and General Manager from August 2006 until December 2007; President and Chief Executive Officer of Hawker Pacific Aerospace, a division of Lufthansa Technik, from January 2002 until April 2006; and President and General Manager of AAR Corporation, from November 1990 through January 2002. Mr. Fortner served in the United States Army between 1966 and 1969. He holds an AA degree from Glendale College.

The Board Of Directors Recommends A Vote “For” Each Of The Nominees Listed Above.

INDEPENDENT PUBLIC ACCOUNTANTS

We are not recommending any independent registered public accounting firms for the fiscal year ending December 31, 2008. We have not reached a decision on the engagement of a new independent registered public accounting firm with respect to our fiscal year ending December 31, 2008, and are currently reviewing and evaluating our alternatives. AJ. Robbins, PC acted as our independent registered public accounting firm for the fiscal years ending December 31, 2007, and December 31, 2006.

Principal Accountant Fees And Services

The following table sets forth fees billed to us by our independent registered public accounting firm, AJ. Robbins, PC during the fiscal years ended December 31, 2007 and 2006.

	December 31, 2007	December 31, 2006
Audit Fees	$104,769	$70,692

Audit Related Fees	-	-

	December 31, 2007	December 31, 2006

Tax Fees	$10,000	$12,500

Audit Fees. Audit fees were for professional services rendered in connection with the Company’s annual financial statement audits and quarterly reviews of financial statements for filing with the Securities and Exchange Commission (“SEC”).

Audit-Related Fees. Audit-Related fees are fees billed for assurance and related services professional services rendered that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

Tax Fees. Tax fees related to services rendered in connection with tax compliance, tax advice and tax planning.

We did not engage our auditors for any other services during 2007 and 2006.

Board of Directors Pre-Approval Policies and Procedures. Bruce Littell, our Chief Executive Officer and currently sole director of the Company, in lieu of an audit committee, considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm. The Board of Directors has the authority to grant pre-approvals of non-audit services.

SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our Common Stock as of November 14, 2008 by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•	our chief executive officer and chief financial officer, our “named executive officers”;

•	each of our directors, and nominees for directors; and

•	all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable within 60 days. Information with respect to beneficial ownership has been furnished to us by each, director, executive officer or 5% or more shareholder, as the case may be. Unless otherwise indicated, to our knowledge, each shareholder possesses sole voting and investment power over the shares listed, except for shares owned jointly with that person’s spouse.

This table lists applicable percentage ownership based on 79,845,000 shares of our Common Stock issued and outstanding as of November 14, 2008.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)	Percent of Class
Certain Beneficial Owners:

Harry Lebovitz 800 South Highland Avenue Los Angeles, CA 90036	26,611,302	33.33%

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)		Percent of Class
G. Scott Littell, trustee The Children’s Trust of 1988 1508 17th Street, 2nd Floor Santa Monica, California 90404	18,077,366	(3)	22.64%

Directors/Named Executive Officers:
Bruce Littell	31,224,663	(3)(4)	34.89%
Agnes Houng	50,000		*
Joseph Lucan	3,105,666		3.89%
Jerry Hill	50,000		*
Brent Littell (Director Nominee)	-	(5)	-
Richard Fortner (Director Nominee)	-		-

All Named Executive Officers and Directors as a group (4 persons)	34,430,329		38.48%

* Less than 1%

(1) Unless otherwise indicated, the business address of each person listed is c/o Logistical Support, Inc., 20433 Nordhoff Street, Chatsworth, California 91311.

(2) For purposes of this table, shares are considered beneficially owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. Shares are also considered beneficially owned if a person has the right to acquire beneficial ownership of the shares within 60 days of November 14, 2008.

(3) Mr. G. Scott Littell is the brother of Bruce Littell. Mr. Bruce Littell's children are the beneficiaries of The Children's Trust of 1988. Mr. Bruce Littell has no voting or investment power with regard to the shares owned by the Trust. The shares beneficially owned by Bruce Littell do not include any shares which are owned by The Children's Trust of 1988, as to which Mr. Bruce Littell disclaims beneficial interest.

(4) Includes 9,633,637 warrants that have an exercise price of $0.20.

(5) Mr. Brent Littell is a beneficiary of The Children's Trust of 1988, but has no voting or investment power with regard to the shares owned by the Trust. Mr. Brent Littell has no voting or investment power with regard to the shares owned by Bruce Littell, our Chief Executive Officer, and disclaims beneficial interest in such shares.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

The names, ages and positions of our directors (including the director nominees described in this proxy statement) and executive officers as, are listed below. Brent Littell is the son of Bruce Littell, and a beneficiary of the Children’s Trust of 1988. There is no other family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer:

Name	Age	Position
Bruce Littell	60	Chief Executive Officer, Chairman of the Board of Directors
Brent Littell	28	Director Nominee
Richard Fortner	64	Director Nominee
Joseph Lucan	55	Vice President - Engineering
Jerry Hill	55	Executive Vice President
Agnes Houng	37	Vice President of Operations

Bruce Littell

Bruce Littell has been our Chief Executive and Accounting Officer and a director since the reverse acquisition in 2004. He was an executive officer at Logistical Support, LLC since its inception in 1997. Prior to joining Logistical Support, LLC and its affiliates, he owned and operated various privately held companies in industries including oil and gas, lending and distressed real estate reorganization and asset recovery. Prior to those engagements, Mr. Littell owned his own accounting firm. Mr. Littell worked for Eisner & Lubin in New York City and with Kenneth Leventhal in Los Angeles as a Certified Public Accountant. Mr. Littell is a Certified Public Accountant in California. He holds a Bachelor of Science degree from the New York Institute of Technology, New York and a Masters of Business Administration from Henley Management College, UK.

Brent Littell

Brent Littell previously worked for the Company between 2001 and 2005. During that time, he aided in many facets of our business, ranging from marketing and sales to contract management.  Currently, Brent Littell works in the mental health field as a therapist, and holds a B.A. and a Masters degree in Applied Psychology.

Richard Fortner

Richard Fortner has held executive and managerial positions with major players in the aviation industry, including, Sargent Avborne, where he was Group Vice President and General Manager from August 2006 until December 2007; President and Chief Executive Officer of Hawker Pacific Aerospace, a division of Lufthansa Technik, from January 2002 until April 2006; and President and General Manager of AAR Corporation, from November 1990 through January 2002. Mr. Fortner served in the United States Army between 1966 and 1969. He holds an AA degree from Glendale College.

Joseph Lucan

Joseph Lucan has been our Vice President - Engineering since 1996 Mr. Lucan has been involved in the manufacturing of precision aerospace products since 1972, and has hands-on experience in all aspects of the business, from CNC programming and machining to production planning and control.

Jerry Hill

Jerry Hill joined Logistical Support in 2004 for overseeing the overhaul and repair operations. He was appointed as the Executive Vice President in February 2008. He has operations experience in landing gear and hydraulics. Before joining us, Mr. Hill held operations management positions at Hawker Pacific Aerospace and Helicopter Accessory Service.

Agnes Houng

Agnes Houng joined Logistical Support in 1998.  She administers all our Government and non-Government bids and contracts.  She also provides system support to our operations and oversees the Accounting Department.   She received her Bachelor of Social Sciences degree from the University of Hong Kong and her Master of Business Administration degree from California State University, Northridge.

Board of Directors

Our Board of Director currently comprises one person, Bruce Littell, our Chief Executive Officer. Directors will be elected for one-year terms at the annual meeting of our shareholders, or at a special meeting of shareholders, and will serve until their respective successors are duly elected and qualified. Officers will hold their position at the pleasure of the Board of Directors. There is no arrangement or understanding between any of our directors or officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the Board of Directors. Brent Littell, one of the nominees to the Board of Directors described in this proxy statement is the son of Bruce Littell, our Chief Executive Officer, and also a beneficiary of the Children’s Trust of 1988. There is no other family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Compliance With Section 16(a) of Exchange Act

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock (“Reporting Persons”) to file initial reports of ownership and to report changes in ownership in reports filed with the SEC. Reporting Persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us during the current fiscal year, and other than such reports of changes in ownership required to be filed by Bruce Littell, our Chief Executive Officer, which were not filed timely, we believe that all Section 16(a) filings applicable to these Reporting Persons were timely filed.

Code of Ethics

On November 12, 2004, we adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as our employees, generally. A copy of our code of ethics is posted on our Web site at www.Logistical-Support.com.

Director Independence

Shares of our Common Stock are currently quoted on the OTC Bulletin Board (“OTCBB”) under the symbol “LGSL.” The OTCBB does not maintain any standards regarding the “independence” of the directors on our Board of Directors, and we are not otherwise subject to the requirements of any national securities exchange or an inter-dealer quotation system with respect to the need to have a majority of our directors be independent.

In the absence of such requirements, we have elected to use the definition for “director independence” under the NASDAQ stock market’s listing standards, which defines an “independent director” as “a person other than an officer or employee of us or its subsidiaries or any other individual having a relationship, which in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” The definition further provides that, among others, employment of a director by us (or any parent or subsidiary of ours) at any time during the past three years is considered a bar to independence regardless of the determination of our Board of Directors.

We previously engaged Richard Fortner to provide certain services pursuant to a consulting agreement. However, the aggregate compensation paid to him for such services in any 12 consecutive months within the past three years has been less than $100,000. Therefore, if elected to the Board of Directors at the special meeting, Mr. Fortner will be a non-employee director and “independent” as defined under the NASDAQ standards. Since Mr. Brent Littell is a “family member” of our current Chief Executive Officer, he would not be deemed “independent” under the NASDAQ Stock Market’s listing standards. Mr. Bruce Littell, as our Chief Executive Officer, is an employee-director and therefore not deemed “independent” under applicable NASDAQ standards. If Messrs. Brent Littell and Richard Fortner are elected to the Board of Directors at the special meeting, a majority of our Board of Directors will not be “independent” under NASDAQ’s listing standards

Board Meetings

Our Board of Directors currently comprises one person, Bruce Littell, our Chief Executive Officer. Since we have only one director, the Board of Directors has not held any meetings during the 2008 fiscal year.

Committees

Audit Committee

Since we have only one director, we do not currently have a standing audit committee or other committee performing similar functions, nor have we adopted an audit committee charter. Our sole board member does not possess all of the attributes of an audit committee “financial expert” as defined under the rules of the SEC, and no one on our Board is deemed to be an audit committee financial expert. Our business model is not complex and our accounting issues are straightforward with the exception of contract cost estimation, which can be affected by various factors and requires regular review by the management. Responsibility for our operations is centralized within management. We rely on the assistance of an outside financial consultant to help us with the preparation of our financial information. We recognize that having a person who possesses all of the attributes of an audit committee financial expert would be a valuable addition to our Board, however, we are not, at this time, able to compensate such a person and therefore, we may find it difficult to attract such a candidate.

Given the size of the Company, its available resources and the fact that the OTCBB does not require us to have an audit committee, the Board has determined that it is in the Company’s best interest to have all of our directors fulfill the functions that would be performed by the audit committee, including selection, review and oversight of the Company’s independent accountants, the approval of all audit, review and attest services provided by the independent accountants, the integrity of the Company’s reporting practices and the evaluation of the Company’s internal controls and accounting procedures. The Board is also responsible for the pre-approval of all non-audit services provided by its independent auditors.

Nominating Committee

We do not currently have a standing nominating committee or other committee performing similar functions, nor have we adopted a nominating committee charter. Given the size of the Company, its available resources and the fact that the OTCBB does not require us to have a nominating committee, the Board of has determined that it is in the Company’s best interest to have the entire Board participate in the consideration for director nominees. In general, when the Board determines that expansion of the Board, or replacement of a director is necessary or appropriate, it will , through interviews with candidates for nomination to the Board, consultations with such candidates’ associates and through other means, determine a candidate’s honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, residence, willingness to devote the necessary time, potential conflicts of interest, independence, and an understanding of financial statements and issues. The Board would review any special expertise, for example, that qualifies a person as an audit committee financial expert, membership or influence in a particular geographic or business target market, or other relevant business experience. In addition, the Board believes that our directors should have the highest professional and personal ethics and values, consistent with our Company’s values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. We anticipate forming a nominating committee as soon as practicable.

Our Board will consider director candidates nominated by shareholders during such times as the Company is actively considering obtaining new directors. In order to be eligible to submit a proposal, a shareholder must have continuously held at least $2,000 in market value, or 1% of our securities entitled to vote at the meeting for at least one year prior to the date of the submission of the proposal.  Candidates recommended by shareholders will be evaluated based on the same criteria described above. Shareholders desiring to suggest a candidate for consideration should send a letter to: Logistical Support, Inc., 20433 Nordhoff Street, Chatsworth, California 91311 - Attention: Corporate Secretary, and include: (a) a statement that the writer is a shareholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration; (b) the name and contact information for the candidate; (c) a statement of the candidate’s business and educational experience; (d) information regarding the candidate’s qualifications to be director, including but not limited to an evaluation of the factors discussed above which the board would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing shareholder and the candidate; (f) information regarding potential conflicts of interest; and (g) a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected.

Because of the small size of the Company and the limited need to seek additional directors, there is no assurance that all shareholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the Board, and no undertaking to do so is implied by the willingness to consider candidates proposed by shareholders.

Compensation Committee

Since we have only one director, and due to the relatively small scale of our operations, we do not have a standing compensation committee or a charter. Rather our Chief Executive Officer evaluates officer and employee compensation issues subject to the approval of our Board (of which he is the sole member). Our Chief Executive Officer makes recommendations to the Board as to officer and employee compensation. The compensation of our Chief Executive Officer is determined and approved by the Board.

Communications with the Board of Directors

Shareholders may communicate directly with the Board by writing to them at Board of Directors, c/o Corporate Secretary, Logistical Support, Inc., 20433 Nordhoff Street, Chatsworth, California. Such communications will be forwarded to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues, or (3) clearly unrelated to the Company’s business, industry, management or Board or committee matters.

Legal Proceedings

On March 14, 2006, we canceled a consignment agreement with Hill Industries, Inc. (“Hill Inc.”), an entity controlled by Mr. Lebovitz. On April 11, 2006, Mr. Lebovitz filed a lawsuit against Mr. Bruce Littell, our Chief Executive Officer, us, Logistical Support, LLC, and Hill Aerospace & Defense, LLC, claiming among other things, that (1) Mr. Lebovitz was mentally unfit to sign a Separation Agreement; (2) we failed to remit amounts due under a consignment agreement with Hill Inc; (3) we failed to provide an accounting for amounts that Mr. Lebovitz loaned to Logistical; and (4) he is entitled to assert, derivatively on behalf of Logistical Support, Inc., claims against Mr. Littell. Mr. Lebovitz was seeking compensatory and punitive damages as well as attorney fees. We believe that such claims are without merit and are vigorously defending against these claims. We filed a cross-complaint against Harry Lebovitz, Hill Inc, and other related entities, and sought damages for breach of fiduciary duty, breach of contract, fraud, and other causes of action. On March 22, 2007, the complaint and the crosscomplaint were dismissed without prejudice.

On or about June 18, 2007, Mr. Lebovitz re-filed his complaint. We filed a demurrer to the complaint, which the Court sustained with leave to amend; filed a demurrer to Lebovitz's first amended complaint, which the Court sustained with leave to amend; and filed a demurrer to Lebovitz's second amended complaint, which the Court overruled in part but sustained in part without leave to amend. The effect of this ruling was to eliminate Lebovitz's claims based on the consignment agreement and Lebovitz's accounting claim that he is entitled to the return of $600,000 he allegedly loaned to various affiliates of ours. On October 2, 2008, Lebovitz filed a Third Amended Complaint, which disregarded part of the Court's ruling by restating his accounting claim for the $600,000 he claims he is owed. We filed a demurrer to this aspect of the Third Amended Complaint, which the Court heard on December 1, 2008. The Court again sustained our demurrer to Lebovitz's accounting claim without leave to amend. We have also filed a motion for summary judgment or summary adjudication of issues regarding the other claims in the Third Amended Complaint. This motion is set for hearing on December 29, 2008. The case is currently set for trial on January 20, 2009.

 On December 26, 2006, we filed an action against Hill, Inc., Hill Industries, LLC, Hill Aviation Logistics, LLC, Hill Aviation Worldwide, LLC, and Mr. Lebovitz, for the non-payment of a promissory note previously held in the name of National Loan Investors (“NLI”) that was purchased by us in December 2006. On September 20, 2007 the Court issued a Right to Attach Order and Order for Issuance of Writ of Attachment in favor of us. On August 21, 2008, the Court granted our motion for summary adjudication, finding that we are entitled to a judgment against Lebovitz in the amount of $432,046.71, plus interest and attorneys' fees. Because the Court consolidated this case with the case Lebovitz filed on June 18, 2007, a judgment in this case cannot be entered until the consolidated Lebovitz case also proceeds to judgment.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table. The following table sets forth certain summary information concerning compensation paid by our Company to our Chief Executive Officer and certain other executive officers in all capacities, other than as directors, during the fiscal years ended December 31, 2007, and December 31, 2006. Other than as set forth below, no executive officer’s salary and bonus exceeded $100,000 in either such fiscal year. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option/Warrant Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total

Bruce Littell	2007	$300,000	$-	$-	$-	$-	$-	$300,000
Chairman, Chief Executive Officer and Chief Financial Officer	2006	$300,000	$2,000	$-	$-	$-	$-	$302,000

Joseph Lucan	2007	$116,331	$-	$-	$-	$-	$-	$116,331
Vice President – Engineering	2006	$107,115	$2,000	$-	$-	$-	$-	$109,115

Jerry Hill	2007	$119,809	$-	$-	$-	$-	$-	$119,809
Executive Vice President	2006	$110,000	$2,000	$-	$-	$-	$-	$112,000

No officer received perquisites and other personal benefits, securities, or property received in excess of 10% of his salary.

Employment Agreements

On December 15, 2005, Logistical Support, LLC, our wholly-owned subsidiry, entered into an employment agreement with Bruce Littell pursuant to which Mr. Littell agreed to act as our Chief Executive Officer (the “Littell Employment Agreement”). Unless terminated earlier in accordance with its terms, the Littell Employment Agreement had an original term of two years beginning on January 1, 2006 and ending on December 31, 2007, which has been automatically extended for an additional two years. We paid Mr. Littell an annual base salary of $300,000 for the first year of the Littell Employment Agreement; thereafter Mr. Littell's salary will be determined in the sole discretion of the Board of Directors. If Mr. Littell's employment is terminated by the Company without cause, Mr. Littell is entitled to receive a lump-sum severance payment in an amount equal to two years salary then in effect at the time of termination.

On December 20, 2005, Logistical Support, LLC, our wholly-owned subsidiary, entered into an employment agreement with Jerry Hill pursuant to which Mr. Hill agreed to act as our Vice President – Overhaul and Assembly (the “Hill Employment Agreement”). Unless terminated earlier in accordance with its terms, the Hill Employment Agreement had an original term of one year beginning on January 1, 2006 and ending on December 31, 2006, which has been automatically extended twice for additional one-year terms since expiration of the original term. We paid Mr. Hill an annual base salary of $91,350 for the first year of the Hill Employment Agreement; thereafter Mr. Hill’s salary will be determined in the sole discretion of our Chief Executive Officer. If Mr. Hill’s employment is terminated by the Company without cause, Mr. Hill is entitled to receive a lump-sum severance payment in an amount equal to six months salary then in effect at the time of termination (subject to certain adjustments for each additional year the agreement is renewed automatically).

On December 19, 2005, Logistical Support, LLC, our wholly-owned subsidiary, entered into an employment agreement with Joe Lucan pursuant to which Mr. Lucan agreed to act as our Vice President – Operations (the “Lucan Employment Agreement”). Unless terminated earlier in accordance with its terms, the Lucan Employment Agreement had an original term of one year beginning on January 1, 2006 and ending on December 31, 2006. The current agreement has been extended through December 31, 2008. We paid Mr. Lucan an annual base salary of $107,115 for the first year of the Lucan Employment Agreement; thereafter Mr. Lucan’s salary will be determined in the sole discretion of our Chief Executive Officer. If Mr. Lucan’s employment is terminated by the Company without cause, Mr. Lucan is entitled to receive a lump-sum severance payment in an amount equal to two years salary then in effect at the time of termination.

Outstanding Equity Awards at Fiscal Year-End. The following table contains information concerning equity awards, including unexercised options, unvested stock awards and equity incentive plan awards, as of December 31, 2007, our last complete fiscal year.

Outstanding Equity Awards at Fiscal Year-End
Options Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares Or Units That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested
	(#)	(#)	(#)	($)		(#)	(#)	(#)	($)
Bruce Littell	9,633,937	-	-	$0.20	02/28/09	-	-	-	$-

Equity Compensation Plan

The following table sets forth information relating to equity compensation plans as of December 31, 2007:

Plan Category	Number of securities to be issued upon exercise of outstanding options and warrants	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining for future issuances under equity compensation plans
Equity Compensation plans approved by security holders	-	-	N/A

Equity Compensation plans not approved by security holders	420,000	$0.08	-

We do not have any equity compensation plans for our employees, directors or consultants. At December 31, 2007, there were: (i) 20,000 shares of our Common Stock issuable upon exercise of a warrant granted in 2005 for financial consulting services; and (ii) 400,000 shares of our Common Stock issuable upon exercise of a warrant granted for services as placement agent in connection with a private placement of our common stock in 2004.

Severance and Change of Control Arrangements

Under the Littell Employment Agreement, if Bruce Littell's employment is terminated by the Company without cause, Mr. Littell is entitled to receive a lump-sum severance payment in an amount equal to two year's salary then in effect at the time of termination.

Under the Hill Employment Agreement, if Jerry Hill’s employment is terminated by the Company without cause, Mr. Hill is entitled to receive a lump-sum severance payment in an amount equal to six months salary then in effect at the time of termination (subject to certain adjustments for each additional year the agreement is renewed automatically).

Under the Lucan Employment Agreement, if Joe Lucan’s employment is terminated by the Company without cause, Mr. Lucan is entitled to receive a lump-sum severance payment in an amount equal to two year's salary then in effect at the time of termination.

Other than the foregoing, we have no other severance or change of control arrangements with any of our named executive officers.

Stock Option Grants

During the fiscal year ended December 31, 2007, none of the Company’s directors, executive officers or other employees received any grant of stock options or stock awards.

Director Compensation

Currently, we have no non-employee directors and our sole director does not receive any additional compensation for serving as a director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Effective June 1, 2005, we entered into a Separation Agreement with Mr. Harry Lebovitz, Hill Industries, Inc. (“Hill Inc.”) and Hill Industries, LLC (“Hill LLC”). Hill Inc. and Hill LLC are entities owned and controlled by Mr. Lebovitz. Pursuant to the terms of the Separation Agreement, Mr. Lebovitz resigned effective immediately from our Board of Directors and effective July 1, 2005 he no longer served in any management or service role at the Company or its subsidiaries.

 In addition, we agreed to purchase from Mr. Lebovitz, or Hill Inc. or Hill LLC (at our discretion) shares of our common stock owned by such persons at a price per share of $0.25, at the rate of $25,000 per month for a period of twelve months commencing on June 15, 2005. The aggregate purchases were not to exceed $300,000 over a twelve-month period, resulting in our acquiring up to 1,200,000 shares of common stock under the Agreement. Under certain conditions set forth in the Separation Agreement, we could cease such purchases and would have no obligation to resume them. As of June 30, 2006, we purchased 1,100,000 shares of common stock for $275,000. These 1,100,000 shares were retired upon repurchase. We ceased purchasing the stock after Harry Lebovitz filed a lawsuit against us. See “Legal Proceedings” above for additional details on this lawsuit.

Other than the foregoing, we did not engage in any transaction during our 2008 fiscal year that involved an amount in excess of $120,000 or 1% of our average total assets in which any related party had a direct or indirect material interest.

SHAREHOLDER PROPOSALS FOR NEXT YEAR

Shareholders of the Company may present proposals to the Company for inclusion in our proxy statement prepared in connection with our next annual meeting of shareholders (or special meeting in lieu thereof). In order to be eligible to submit a proposal, a shareholder must have continuously held at least $2,000 in market value, or 1% of our securities entitled to vote at the meeting for at least one year prior to the date of the submission of the proposal. Regulations adopted by the SEC require that shareholder proposals must be furnished to the Company a reasonable time in advance of the meeting at which the action is proposed to be taken. Our Bylaws provide that the annual meeting of shareholder shall take place in May of each year, or at such other time as may be designated by our Board. We must receive shareholder proposals intended to be presented at the 2009 annual meeting of the shareholders at our corporate headquarters on or before March 15, 2009, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Even if our Board designates a later date for the annual meeting (or special meeting in lieu thereof), we must still receive the shareholder proposal by March 15, 2009 in order to be considered for inclusion in the proxy statement and materials regarding that meeting. Receipt of a shareholder proposal does not necessarily guarantee that the proposal will be included in the proxy. The Board will review any proposal that is received by that date and determine if it is a proper proposal to present at the next annual meeting of shareholders (or special meeting in lieu thereof).

OTHER MATTERS

Management does not intend to present any other items of business and knows of no other matters that will be brought before the special meeting. Whether or not you plan to attend the special meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope to ensure your representation at the special meeting.

FORWARD-LOOKING STATEMENTS

This proxy statement and materials delivered with this proxy statement, including our annual report on Form 10-KSB, for the year ended December 31, 2007, contains “forward-looking” statements. All statements other than statements of historical facts included in this proxy statement and materials delivered with this proxy statement, including, without limitation, statements regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations are disclosed in the “Note Regarding Forward Looking Statements” section of our annual report on Form 10-KSB for the year ended December 31, 2007. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by the Cautionary Statements.

WHERE YOU CAN FIND MORE INFORMATION

Logistical Support, Inc. files reports, proxy statements, and other information with the SEC. You can read and copy these reports, proxy statements, and other information concerning our company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the operation of the SEC’s Public Reference Room. The SEC also maintains an Internet site that contains all reports, proxy statements and other information that we file electronically with the SEC. The address of that website is http://www.sec.gov.

A copy of our annual report on form 10-KSB, for the year ended December 31, 2007, which includes financial statements for the Company for the fiscal year then ended and excluding exhibits is being mailed to each shareholder of record with this proxy statement. The exhibits to the Form 10-KSB are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by December 15, 2008, to receive them before the special meeting of shareholders. Requests should be sent in writing to:

Logistical Support, Inc.
20433 Nordhoff Street
Chatsworth, California 91311
Attention: Corporate Secretary

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY PRIOR TO THE SPECIAL MEETING, BY EXECUTING A LATER DATED PROXY AND DELIVERING IT TO COMPANY’S CORPORATE SECRETARY PRIOR TO THE SPECIAL MEETING OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

By Order of the Board of Directors,

Bruce Littell
President and Chief Executive Officer
December 8, 2008

APPENDIX A

PROXY

LOGISTICAL SUPPORT, INC.

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 30, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned shareholder of LOGISTICAL SUPPORT, INC. (“Company”) hereby constitutes and appoints Bruce Littell, as attorney and proxy to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Special Meeting of Shareholders of the Company to held at Suite 1600, 1801 Century Park East, Los Angeles, California 90067, on December 30, 2008, at 10:00 A.M. local time., and at any adjournment thereof.

PROPOSAL I - ELECTION OF DIRECTORS:  Three persons are nominated – Bruce Littell, Brent Littell, and Richard Fortner:

“FOR” all nominees ☐

Withhold authority to vote for all nominees ☐

Withhold authority to vote for nominee(s) named below:

Bruce Littell ☐      Brent Littell ☐     Richard Fortner ☐

OTHER BUSINESS:  Such other business as may properly come before the meeting:

AUTHORITY GRANTED ☐ AUTHORITY WITHHELD ☐

Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person.  When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title.  If shares are held jointly, each owner must sign.

Number of Common Shares: _______________	Printed Name(s): ___________________________ _________________________________________
Signature: ________________________________

Joint Owner (if any): ________________________
(In order to execute your proxy, please remove this page and return to the Company in the envelope provided).